                                                                                                                              Exhibit 9

                                                    ALLSTATE LIFE INSURANCE COMPANY
                                                     LAW AND REGULATION DEPARTMENT
                                                     3100 Sanders Road, Suite J5B
                                                      Northbrook, Illinois 60062
                                                     Telephone Number 847-402-5000
                                                        Facsimile 847-402-3781
                                                      Email mvelotta@allstate.com

September 28, 2007

TO:               ALLSTATE LIFE INSURANCE COMPANY
                  NORTHBROOK, ILLINOIS  60062

FROM:             MICHAEL J. VELOTTA
                  SENIOR VICE PRESIDENT,
                  GENERAL COUNSEL AND SECRETARY

RE:               FORM N-4 REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933 AND
                  THE INVESTMENT COMPANY ACT OF 1940
                  FILE NOS.  333-141909, 811-09327
                  ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY

With reference to the above-mentioned registration statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance
Company (the "Company"), as depositor, and Allstate Financial Advisors Separate Account I, as registrant, with the Securities and
Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of September 28, 2007:

1. The Company is duly organized and existing under the laws of the State of Illinois and has been duly authorized to do business by the Director of Insurance of the State of Illinois.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the
Company.

I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectuses constituting a part of the Registration Statement.

Sincerely,

/s/ Michael J. Velotta
- ----------------------------------
Michael J. Velotta
Senior Vice President, General Counsel and Secretary